UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2022

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange

__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.  Regulation FD Disclosure.

On September 21, 2022, Lincoln National Corporation (the “Company”) made available on its website a presentation to be used in connection with the Company’s conference call to discuss the expected initial impact of its adoption of the new accounting standard known as Targeted Improvements for Long-Duration Contracts (“LDTI”). A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The conference call is being held on Wednesday, September 21, 2022, at 2:30 p.m. Eastern Time, and will be broadcast live through the Company website at www.lincolnfinancial.com/webcast. Please log on to the webcast at least 15 minutes prior to the start of the conference call to download and install any necessary streaming media software. A replay of the call will be available by 5:00 p.m. Eastern Time on September 21, 2022, at www.lincolnfinancial.com/webcast.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished on this Form 8-K.

Exhibit Number	Description
99.1	LDTI Initial Disclosure presentation, dated September 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Randal J. Freitag
Name:	Randal J. Freitag
Title:	Executive Vice President and Chief Financial Officer

Date:  September 21, 2022